                                                                    Exhibit 10.9

                           NON-STATUTORY STOCK OPTION
                           for Non-Employee Directors

                                Non-transferable

                             INITIAL OPTION GRANT TO

                          -----------------------------
                                (the "Optionee")

 the right to purchase from Adams Respiratory Therapeutics, Inc. (the "Company")

                                   -----------

  shares of its common stock, $0.01 par value, at the price of $_____ per share pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. Director Compensation Plan (the "Director Compensation Plan"), which is operated as a subplan of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the "Equity Incentive Plan" and, together with the Director Compensation Plan, the "Plans"), and to the terms and conditions set forth on the following page.

Unless vesting is accelerated in accordance with the Plans, the Options shall vest (become exercisable) in accordance with the following schedule:

          Anniversary of Grant Date        Percent of Option Shares Vested
          -------------------------        -------------------------------
                     1st                                 33%
                     2nd                                 66%
                     3rd                                100%

     IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc., acting by and through its duly authorized officers, has caused this Certificate to be executed as of the Grant Date.

                                        ADAMS RESPIRATORY THERAPEUTICS, INC.

                                        By: ____________________________________
                                        Its: Authorized Officer

                                        Grant Date: _______________

                                        Accepted by Optionee: __________________

TERMS AND CONDITIONS

     1. Grant of Option. Adams Respiratory Therapeutics, Inc. (the "Company") hereby grants to the Optionee named on Page 1 hereof ("Optionee"), subject to the restrictions and the terms and conditions set forth in the Plans and in this award certificate (the "Certificate"), stock options to purchase from the Company (the "Options"), the number of shares indicated on Page 1 of the Company's $0.01 par value common stock, at the exercise price per share set forth on Page 1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans.

     2. Vesting of Options. The Options shall vest (become exercisable) in accordance with the schedule shown on Page 1 of this Certificate. Notwithstanding the foregoing vesting schedule, all Options shall become fully vested and exercisable upon (i) the termination of Optionee's service as a director of the Company due to death, Disability, or termination without Cause, or (ii) a Change in Control of the Company, if the Options are not assumed by the surviving company or equitably converted or substituted.

     3. Term of Options and Limitations on Right to Exercise. The term of the Options will be for a period of ten years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

     (a)Thirty-six months after the termination of Optionee's service as a director of the Company for any reason other than for Cause;

     (b) 5:00 p.m., Eastern Time, on the date of the termination of Optionee's service as a director of the Company if such termination is for Cause.

     Upon Optionee's death, the Options may be exercised by Optionee's beneficiary designated pursuant to the Plans. If Optionee or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the Shares that were otherwise vested on Optionee's termination of service.

     4. Exercise of Option. The Options shall be exercised by (a) written notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Secretary from time to time and (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a broker-assisted cashless exercise, as described below). If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be in (a) cash, (b) Shares previously acquired by the purchaser, which have been held by the purchaser for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles as a result of the exercise of the Options, or
(c) any combination thereof, for the number of Shares specified in such written notice. The value of surrendered Shares for this purpose shall be the Fair Market Value on the exercise date. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and any limitations as may be applied from time to time by the Committee (which need not be uniform), the Options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option Shares on behalf of Optionee and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company by the settlement date.

     5. Beneficiary Designation. Optionee may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of Optionee hereunder and to receive any distribution with respect to the Options upon Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Certificate and the Plans, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives Optionee, the Options may be exercised by the legal representative of Optionee's estate, and payment shall be made to Optionee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by Optionee at any time provided the change or revocation is filed with the Company.

     6. Limitation of Rights. The Options do not confer to Optionee or Optionee's beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Options. Nothing in this Certificate shall interfere with or limit in any way the right of the Company to terminate Optionee's service as a director at any time, nor confer upon Optionee any right to continue service as a director of the Company.

     7. Stock Reserve. The Company shall at all times during the term of this Certificate reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Certificate.

     8. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Options are not assignable or transferable by Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plans. The Options may be exercised during the lifetime of Optionee only by Optionee.

     9. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Options upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Options, the Options may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     10. Plans Control. The terms contained in the Plans are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plans. In the event of any actual or alleged conflict between the provisions of the Plans and the provisions of this Certificate, the provisions of the Plans shall be controlling and determinative. In the event of any actual or alleged conflict between the provisions of the two Plans, the provisions of the Equity Incentive Plan shall be controlling and determinative.

     11. Successors. This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plans.

     12. Severability. If any one or more of the provisions contained in this Certificate is invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     13. Notice. Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 425 Main Street, Chester, New Jersey 07930, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

                           NON-STATUTORY STOCK OPTION
                           for Non-Employee Directors

                                Non-transferable

                             ANNUAL OPTION GRANT TO

                          -----------------------------
                                (the "Optionee")

 the right to purchase from Adams Respiratory Therapeutics, Inc. (the "Company")

                                      4,000

  shares of its common stock, $0.01 par value, at the price of $_____ per share pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. Director Compensation Plan (the "Director Compensation Plan"), which is operated as a subplan of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the "Equity Incentive Plan" and, together with the Director Compensation Plan, the "Plans"), and to the terms and conditions set forth on the following page.

Unless vesting is accelerated in accordance with the Plans, the Options shall vest (become exercisable) at the first annual meeting of the Company's shareholders after the Grant Date.

     IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc., acting by and through its duly authorized officers, has caused this Certificate to be executed as of the Grant Date.

                                        ADAMS RESPIRATORY THERAPEUTICS, INC.

                                        By: ____________________________________
                                        Its: Authorized Officer

                                        Grant Date: _______________

                                        Accepted by Optionee: __________________

TERMS AND CONDITIONS

     1. Grant of Option. Adams Respiratory Therapeutics, Inc. (the "Company") hereby grants to the Optionee named on Page 1 hereof ("Optionee"), subject to the restrictions and the terms and conditions set forth in the Plans and in this award certificate (the "Certificate"), stock options to purchase from the Company (the "Options"), the number of shares indicated on Page 1 of the Company's $0.01 par value common stock, at the exercise price per share set forth on Page 1. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans.

     2. Vesting of Options. The Options shall vest (become exercisable) in accordance with the schedule shown on Page 1 of this Certificate. Notwithstanding the foregoing vesting schedule, all Options shall become fully vested and exercisable upon (i) the termination of Optionee's service as a director of the Company due to death, Disability, or termination without Cause, or (ii) a Change in Control of the Company, if the Options are not assumed by the surviving company or equitably converted or substituted.

     3. Term of Options and Limitations on Right to Exercise. The term of the Options will be for a period of ten years, expiring at 5:00 p.m., Eastern Time, on the tenth anniversary of the Grant Date (the "Expiration Date"). To the extent not previously exercised, the Options will lapse prior to the Expiration Date upon the earliest to occur of the following circumstances:

     (a)Thirty-six months after the termination of Optionee's service as a director of the Company for any reason other than for Cause;

     (b) 5:00 p.m., Eastern Time, on the date of the termination of Optionee's service as a director of the Company if such termination is for Cause.

     Upon Optionee's death, the Options may be exercised by Optionee's beneficiary designated pursuant to the Plans. If Optionee or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the Shares that were otherwise vested on Optionee's termination of service.

     4. Exercise of Option. The Options shall be exercised by (a) written notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Secretary from time to time and (b) payment to the Company in full for the Shares subject to such exercise (unless the exercise is a broker-assisted cashless exercise, as described below). If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Shares shall be in (a) cash, (b) Shares previously acquired by the purchaser, which have been held by the purchaser for such period of time, if any, as necessary to avoid the recognition of an expense under generally accepted accounting principles as a result of the exercise of the Options, or
(c) any combination thereof, for the number of Shares specified in such written notice. The value of surrendered Shares for this purpose shall be the Fair Market Value on the exercise date. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws and any limitations as may be applied from time to time by the Committee (which need not be uniform), the Options may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option Shares on behalf of Optionee and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company by the settlement date.

     5. Beneficiary Designation. Optionee may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of Optionee hereunder and to receive any distribution with respect to the Options upon Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights hereunder is subject to all terms and conditions of this Certificate and the Plans, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives Optionee, the Options may be exercised by the legal representative of Optionee's estate, and payment shall be made to Optionee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by Optionee at any time provided the change or revocation is filed with the Company.

     6. Limitation of Rights. The Options do not confer to Optionee or Optionee's beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the exercise of the Options. Nothing in this Certificate shall interfere with or limit in any way the right of the Company to terminate Optionee's service as a director at any time, nor confer upon Optionee any right to continue service as a director of the Company.

     7. Stock Reserve. The Company shall at all times during the term of this Certificate reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Certificate.

     8. Restrictions on Transfer and Pledge. No right or interest of Optionee in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or an Affiliate. The Options are not assignable or transferable by Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plans. The Options may be exercised during the lifetime of Optionee only by Optionee.

     9. Restrictions on Issuance of Shares. If at any time the Committee shall determine in its discretion, that registration, listing or qualification of the Shares covered by the Options upon any Exchange or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Options, the Options may not be exercised in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     10. Plans Control. The terms contained in the Plans are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plans. In the event of any actual or alleged conflict between the provisions of the Plans and the provisions of this Certificate, the provisions of the Plans shall be controlling and determinative. In the event of any actual or alleged conflict between the provisions of the two Plans, the provisions of the Equity Incentive Plan shall be controlling and determinative.

     11. Successors. This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plans.

     12. Severability. If any one or more of the provisions contained in this Certificate is invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     13. Notice. Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 425 Main Street, Chester, New Jersey 07930, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

                     RESTRICTED STOCK UNIT AWARD CERTIFICATE

                           for Non-Employee Directors

                                Non-transferable

                                    GRANT TO

                          -----------------------------
                                   ("Grantee")

           by Adams Respiratory Therapeutics, Inc. (the "Company") of

                                   [_________]

     restricted stock units convertible into shares of its common stock, par value $0.01 (the "Restricted Stock Units")

pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. Director Compensation Plan (the "Director Compensation Plan"), which is operated as a subplan of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the "Equity Incentive Plan" and, together with the Director Compensation Plan, the "Plans"), and to the terms and conditions set forth on the following page.

Unless vesting is accelerated in accordance with the Plans, the Restricted Stock Units shall vest (become non-forfeitable) on the first annual shareholders meeting next following the Grant Date.

IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc. has caused this Certificate to be executed as of the Grant Date, as indicated below.


                                        ADAMS RESPIRATORY THERAPEUTICS, INC.

                                        By: ____________________________________
                                        Its: Authorized Officer

                                        Grant Date: _______________

                                        Accepted by Optionee: __________________

TERMS AND CONDITIONS

     1. Grant of Restricted Stock Units. The Adams Respiratory Therapeutics, Inc. (the "Company") hereby grants to the Grantee named on page 1 hereof, subject to the restrictions and the terms and conditions set forth in the Plans and in this award certificate (this "Certificate"), the number of restricted stock units indicated on page 1 hereof (the "Restricted Stock Units") which represent the right to receive an equal number of Shares of the Company's Stock on the terms set forth in this Certificate. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plans.

     2. Vesting of Restricted Stock Units. The Restricted Stock Units have been credited to a bookkeeping account on behalf of Grantee. The Restricted Stock Units will vest and become non-forfeitable on the earliest to occur of the following (the "Vesting Date"):

     (a) the first annual shareholders meeting next following the Grant Date; or

     (b) the termination of Grantee's service as a director of the Company due to death, Disability, or termination without Cause; or

     (c) a Change in Control of the Company, if the Restricted Stock Units are not assumed by the surviving company or equitably converted or substituted.

If Grantee's service as a director terminates prior to the Vesting Date for any reason other than as described in (b) or (c) above, Grantee shall forfeit all right, title and interest in and to the Restricted Stock Units as of the date of such termination and the Restricted Stock Units will be reconveyed to the Company without further consideration or any act or action by Grantee. Any reference herein to Grantee's termination of service shall be interpreted to mean Grantee's "separation from service" as defined in Code Section 409A and Treasury regulations and guidance with respect to such law.

     3. Conversion to Stock. Unless the Restricted Stock Units are forfeited prior to the Vesting Date as provided in Paragraph 2 above, the Restricted Stock Units will be converted on the Vesting Date to Deferred Stock Units, which in turn shall be converted to actual Shares of Stock on the date that is six (6) months after the date the Grantee ceases to serve as a director of the Company in any capacity (the "Conversion Date"). Stock certificates evidencing the conversion of the Deferred Stock Units into shares of Stock shall be registered on the books of the Company in the Grantee's name as of the Conversion Date and delivered to the Grantee as soon as practical thereafter.

     4. Dividend Equivalents. If and when dividends or other distributions are paid with respect to the Stock while the Restricted Stock Units or Deferred Stock Units are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of shares of Stock then underlying the Restricted Stock Units or Deferred Stock Units shall be converted into additional Restricted Stock Units or Deferred Stock Units in Grantee's name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable, and such additional Restricted Stock Units or Deferred Stock Units shall be subject to the same transfer restrictions as apply to the Restricted Stock Units or Deferred Stock Units with respect to which they relate. Upon conversion of the Deferred Stock Units into shares of Stock at the Conversion Date or any applicable deferral termination date, Grantee will obtain full voting and other rights as a shareholder of the Company.

     5. Changes in Capital Structure. The provisions of Article 15 of the Equity Incentive Plan shall apply to this award and are incorporated herein by reference. Without limiting the foregoing, in the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another company, whether through reorganization, recapitalization, statutory share exchange, reclassification, stock split-up, combination of shares, merger or consolidation, or otherwise, there shall be substituted for each share of Stock then underlying a Restricted Stock Unit or Deferred Stock Unit subject to this Certificate the number and class of shares into which each outstanding share of Stock shall be so exchanged.

     6. Restrictions on Transfer and Pledge. Restricted Stock Units are not assignable or transferable. Deferred Stock Units are not assignable or transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Neither Restricted Stock Units nor Deferred Stock Units may be pledged, hypothecated or otherwise encumbered to or in favor of any party other than the Company or an Affiliate, or be subjected to any lien, obligation or liability of grantee to any other party other than the Company or an Affiliate.

     7. Limitation of Rights. Neither the Restricted Stock Units nor the Deferred Stock Units confer to Grantee or Grantee's beneficiary any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the Restricted Stock Units and the Deferred Stock Units. Nothing in this Certificate shall interfere with or limit in any way the right of the Company to terminate Grantee's service as a director at any time, nor confer upon Grantee any right to continue as a director of the Company.

     8. Amendment. The Committee may amend, modify or terminate this Certificate without approval of Grantee; provided, however, that such amendment, modification or termination shall not, without Grantee's consent, reduce or diminish the value of this Award. Notwithstanding anything herein to the contrary, the Committee may, without Grantee's consent, amend or interpret this Certificate to the extent necessary to comply with Section 409A of the Code and Treasury regulations and guidance with respect to such law.

     9. Plans Control. The terms contained in the Plans are incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plans. In the event of any actual or alleged conflict between the provisions of the Plans and the provisions of this Certificate, the provisions of the Plans shall be controlling and determinative. In the event of any actual or alleged conflict between the provisions of the two Plans, the provisions of the Equity Incentive Plan shall be controlling and determinative.

     10. Successors. This Certificate shall be binding upon any successor of the Company, in accordance with the terms of this Certificate and the Plans.

     11. Severability. If any one or more of the provisions contained in this Certificate is deemed to be invalid, illegal or unenforceable, the other provisions of this Certificate will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     12. Notice. Notices and communications under this Certificate must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 425 Main Street, Chester, New Jersey 07930, Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.


                                      -2-